UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2020

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999
San Francisco,
California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class A common stock, par value $0.0001 per share	V	New York Stock Exchange
(Title of each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

Visa continues to actively monitor the COVID-19 situation and its impact globally. Our top priority remains our employees, clients and the communities in which we live and operate. Our leadership team meets frequently to track the latest developments and take actions that allow our team members to be safe and perform their work effectively. Although most of our staff are now working remotely, our network infrastructure and application performance has been unaffected and our business operations have comprehensive and coordinated plans in place to address business continuity and recovery needs around the world. We are also in very close and regular contact with clients, partners and governments globally to help them navigate these challenging times.
As the virus has spread in the last few weeks, the impacts we saw in Asia in February are now occurring in the rest of the world, with a rapid deterioration of cross-border travel related spending, both card present and card not present. As countries have imposed social distancing, shelter-in-place or total lock-down orders, domestic spending, most notably in travel, restaurants, entertainment and fuel, has sharply declined week on week with a meaningful deterioration in volume and transaction trends in the second half of March.
The table below shows the percentage increase / (decrease) in certain key metrics against the comparable 2019 periods for the month-to-date (March 1-March 28, 2020) and quarter-to-date (January 1-March 28, 2020).

YoY Increase / (Decrease)	Month-to-Date	Quarter-to-Date
U.S. Payments Volume	(4%)	7%
Credit	(7%)	5%
Debit	(1%)	9%
Cross-Border Volume on a Constant-Dollar Basis	(19%)	0%
Excluding Transactions within Europe	(23%)	(3%)
Processed Transactions	(2%)	9%

The impacts to cross-border volume as well as processed transactions will affect fiscal second quarter international transaction and data processing revenues. Service revenues will not be impacted, as they are recognized on the payments volume for the three months ended December 31, 2019. For the fiscal second quarter ending March 31, 2020, on a GAAP basis, Visa expects net revenue growth in the mid-single digits, operating expense growth in the high single digits and earnings per share growth in the high end of low single digits. On a non-GAAP and constant dollar basis, excluding acquisitions, Visa expects net revenue growth in the high end of mid-single digits, operating expense growth in the low end of high single digits and earnings per share growth in the high end of mid-single digits.

YoY Increase / (Decrease)	Q2 2020
	Net Revenue	Operating Expense	Diluted Class A Common Stock Earnings Per Share
GAAP Nominal-Dollar Basis	Mid-single-digit	High single-digit	High end of low single-digit
Non-GAAP Nominal-Dollar Basis(1)			Low end of mid-single-digit
Foreign Currency Impact	~1.5%	~1.5%	~1.5%
Acquisition Impact	(~0.5%)	(~3.5%)	~1.0%
Adjusted Constant-Dollar Basis(2)	High end of mid-single-digit	Low end of high single-digit	High end of mid-single-digit

(1)   Non-GAAP results exclude equity investment gains and losses, amortization of acquired intangible assets for acquisitions in fiscal year 2019 and forward and non-recurring acquisition-related costs. For reconciliation purposes, there were $84M in net equity investment gains in the second quarter of fiscal 2019, and in the second quarter of fiscal 2020, the non-GAAP adjustments are not expected to be significant.

(2)  Adjusted financial results are on a constant-dollar basis and exclude the impact of the non-GAAP items and operating revenues and expenses of the acquired entities that were not in the entire quarter of the previous year and the incremental interest expense or forgone interest income as a result of funding the acquisition through debt or cash, respectively.

The foregoing information is preliminary in nature and has not been audited or reviewed by our auditors and is subject to change. Given the uncertainty surrounding the magnitude, duration and geographic reach of the COVID-19 impact, we will update our views for future quarters on our fiscal second quarter earnings call.
All information in Item 7.01 is furnished but not filed and shall not be deemed to be incorporated by reference into any of Visa’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent otherwise set forth therein.
Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among other things, our future operations, prospects, developments, strategies, business growth and financial outlook for the fiscal second quarter and full-year 2020. Forward-looking statements generally are identified by words such as “anticipates,” “estimates,” “expects,” “intends,” “may,” “projects,” “outlook,” “could,” “should,” “will,” “continue” and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond our control and are difficult to predict. Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not limited to:

•	impact of global economic, political, market, health and social events or conditions, including the impact of the coronavirus;

•	increased oversight and regulation of the global payments industry and our business;

•	impact of government-imposed restrictions on international payment systems;

•	outcome of tax, litigation and governmental investigation matters;

•	increasingly intense competition in the payments industry, including competition for our clients and merchants;

•	proliferation and continuous evolution of new technologies and business models;

•	our ability to maintain relationships with our clients, merchants and other third parties;

•	brand or reputational damage;

•	management changes;

•	exposure to loss or illiquidity due to settlement guarantees;

•	uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union;

•	a disruption, failure, breach or cyber-attack of our networks or systems;

•	risks, uncertainties and the failure to achieve the anticipated benefits with respect to our acquisitions and other strategic investments; and

•
other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended September 30, 2019, and our subsequent reports on Forms 10-Q and 8-K.

Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.
Item 8.01 Other Events
The Company is filing this Item 8.01 disclosure to supplement the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2019. The following risk factor disclosure should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.
The extent to which the coronavirus (COVID-19) outbreak and measures taken in response thereto impact our business, results of operations and financial condition will depend on future developments, which are highly uncertain and are difficult to predict.
Global health concerns relating to the COVID-19 outbreak and related government actions taken to reduce the spread of the virus have been weighing on the macroeconomic environment, and the outbreak has significantly increased economic uncertainty and reduced economic activity. Risks related to consumers and businesses changing spending habits, which affects domestic and cross-border activity, are described in our risk factor titled “Global economic, political, market, and social events or conditions may harm our business” under “Risk Factors-Business Risks” in our Annual Report on Form 10-K for the year ended September 30, 2019.

The outbreak has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place or total lock-down orders and business limitations and shutdowns. Such measures have significantly contributed to rising unemployment in some countries, affected our cross-border and domestic payment activity and negatively impacted consumer and business spending. Governments around the globe have taken steps to mitigate some of the more severe anticipated economic effects of the virus, but there can be no assurance that such steps will be effective or achieve their desired results in a timely fashion.
The outbreak has adversely impacted and is likely to further adversely impact our workforce and operations and the operations of our clients, customers, suppliers and business partners. As the virus has spread in the last few weeks, the impacts we saw in Asia in February are now occurring in the rest of the world, with a rapid deterioration of cross-border travel related spending, both card present and card not present. As countries have imposed social distancing, shelter-in-place or total lock-down orders, domestic spending, most notably in travel, restaurants, entertainment and fuel, has sharply declined week on week with a meaningful deterioration in volume and transaction trends in the second half of March.
In particular, we may experience financial losses due to a number of operational factors, including:

•
merchant, acquirer and issuer failures and credit settlement risk, particularly with respect to the retail, travel and hospitality industries, including airlines, cruise ships, hotels, restaurants and entertainment events;

•	third party disruptions, including potential outages at network providers, call centers and other suppliers;

•	increased cyber and payment fraud risk related to COVID-19, as cybercriminals attempt to profit from the disruption, given increased online banking, e-commerce and other online activity;

•
challenges to the availability and reliability of our network due to changes to normal operations, including the possibility of one or more clusters of COVID-19 cases occurring at our data centers, affecting our employees, or affecting the systems or employees of our issuers, acquirers or merchants; and

•
an increased volume of unanticipated client and regulatory requests for information and support, or additional regulatory requirements, which could require additional resources and costs to address, including, for example, government initiatives to reduce or eliminate payments costs.

These factors may remain prevalent for a significant period of time and may continue to adversely affect our business, results of operations and financial condition even after the COVID-19 outbreak has subsided.
The spread of COVID-19 has caused us to modify our business practices (including restricting employee travel, developing social distancing plans for our employees and cancelling physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or as we determine are in the best interests of our employees, customers and business partners. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus or will otherwise be satisfactory to government authorities.
The extent to which the coronavirus outbreak impacts our business, results of operations and financial condition will depend on future developments, which are highly uncertain and are difficult to predict, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the COVID-19 outbreak has subsided, we may continue to experience materially adverse impacts to our business as a result of the virus’s global economic impact, including the availability of credit, adverse impacts on our liquidity and any recession that has occurred or may occur in the future.
There are no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have, and, as a result, the ultimate impact of the outbreak is highly uncertain and subject to change. We do not yet know the full extent of the impacts on our business, our operations or the global economy as a whole. However, the effects could have a material impact on our results of operations and heighten many of our known risks described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: March 30, 2020	By:	/s/ Vasant M. Prabhu
Vasant M. Prabhu Vice Chairman and Chief Financial Officer